UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  January 14, 2011

Bacterin International Holdings, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

333-158426	20-5313323
(Commission File Number)	(IRS Employer Identification No.)

600 Cruiser Lane Belgrade, Montana	59714
(Address of Principal Executive Offices)	(Zip Code)

(406) 388-0480
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

Effective January 14, 2011, Bacterin International Holdings, Inc. (the “Company”) entered into a Loan and Security Agreement (the “LSA”) with Bridge Bank, National Association (“Bridge Bank”) whereby Bridge Bank agreed to provide a two year revolving credit facility which allows the Company to borrow up to the lesser of (i) 80% of the Company’s accounts receivable, or (ii) $3 million, increasing to $5 million if the Company achieves two consecutive quarters of profitability of at least $4 million in the aggregate. Amounts advanced will carry interest at the Bridge Bank prime rate plus 2.25% (subject to a minimum prime rate of 4%) and will be secured by the Company’s accounts receivable and other personal property. A copy of the LSA is attached as an exhibit to this 8-K.

Item 5.05	Amendment to the Registrant's Code of Ethics, or Waiver of a Provision of the Code of Ethics.

Effective January 14, 2011, the Company adopted a Code of Ethics for all directors, officers and employees, as well as a Code of Ethics for the CEO and Senior Financial Officials. These policies are attached as exhibits to this 8-K, and we anticipate that we will also post these policies on our website at www.bacterin.com.

Item 7.01	Regulation FD Disclosure.

A copy of a press release entitled “Bacterin International Holdings Secures $5,000,000 Credit Facility with Bridge Bank” is attached as Exhibit 99.1 and incorporated herein. The information in this Item 7.01 and the document attached as Exhibit 99.1 are being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), nor otherwise subject to the liabilities of that section, nor incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No	Description

10.14	Loan and Security Agreement as of January 14, 2011 by and between Bridge Bank, National Association and Bacterin International, Inc. and Bacterin International Holdings, Inc.

14.1	Code of Conduct

14.2	Code of Ethics for the CEO and Senior Financial Officials

99.1	Press release of Bacterin International Holdings, Inc. dated January 19, 2011 entitled “Bacterin International Holdings Secures $5,000,000 Credit Facility with Bridge Bank”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 19, 2011	BACTERIN INTERNATIONAL HOLDINGS, INC.

	By:	/s/ Guy S. Cook
Name: Guy S. Cook
Title: President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No	Description

10.14	Loan and Security Agreement as of January 14, 2011 by and between Bridge Bank, National Association and Bacterin International, Inc. and Bacterin International Holdings, Inc.

14.1	Code of Conduct

14.2	Code of Ethics for the CEO and Senior Financial Officials

99.1	Press release of Bacterin International Holdings, Inc. dated January 19, 2011 entitled “Bacterin International Holdings Secures $5,000,000 Credit Facility with Bridge Bank”